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                                                                    EXHIBIT 99.4




                                 ENCON WAREHOUSE

                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1996



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                          Independent Auditors' Report



To the Board of Trustees
Transcontinental Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of Encon Warehouse for the year ended December 31, 1996. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Transcontinental Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Encon Warehouse for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                            FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
November 25, 1997


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                                 ENCON WAREHOUSE
                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1996


REVENUES
         Rental revenues                           $512,821
                                                   --------

                  Total  revenues                   512,821

DIRECT OPERATING EXPENSES                                --
                                                   --------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES    $512,821
                                                   ========




         The accompanying notes are an integral part of this statement.


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                                 ENCON WAREHOUSE
                         NOTES TO STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                December 31, 1996


NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         The Encon Warehouse (the Warehouse) is a 279,290 square foot warehouse located in Ft. Worth, Texas. During 1996, the Warehouse was owned by Seminary West Limited Partnership.

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:  TENANT LEASE

         The Warehouse was leased by one tenant during 1996. The lease agreement requires the lessee to pay all expenses associated with the property, including property taxes, utilities, insurance and repairs and maintenance. Accordingly, there were no direct operating expenses incurred by the owner.

         The Warehouse is leased under an operating lease, which expires in August, 2005. At December 31, 1996, the approximate future minimum rental income under the operating lease are as follows:


               1997                          $  412,822
               1998                             562,824
               1999                             562,824
               2000                             512,820
               2001                             512,820
               Thereafter                     1,880,340
                                             ----------

                                             $4,444,450
                                             ==========


NOTE 4:  SUBSEQUENT EVENT

         The Warehouse was sold to Transcontinental Realty Investors, Inc., a Nevada corporation, on October 1, 1997.